SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) January 6, 1997

                       BALCOR EQUITY PENSION INVESTORS-I
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                2-85270
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3240345
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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8280 Greensboro Drive Office Building

In 1985, the Partnership funded a $28,500,000 first mortgage loan collateralized by the 8280 Greensboro Drive Office Building, McLean, Virginia. Pursuant to a 1987 loan modification, the Partnership funded an additional $7,000,000, for a total funding of $35,500,000. The Partnership obtained title to the property through foreclosure in 1990.

On January 6, 1997, the Partnership contracted to sell the property for a sale price of $30,750,000 to an unaffiliated party, Trammell Crow NE, Inc., a Delaware corporation. The purchaser has deposited $200,000 into an escrow account as earnest money and is obligated to deposit an additional $200,000 on or before January 27, 1997. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on February 10, 1997. From the proceeds of the sale, the Partnership will pay $615,000 as a brokerage commission to an affiliate of the third party providing property management services for the property. The Partnership will receive the remaining proceeds of approximately $30,135,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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GSB Office Building

As previously reported, on December 11, 1996, the Partnership contracted to sell the GSB Office Building, Bala Cynwyd, Pennsylvania property for a sale price of $20,500,000 to an unaffiliated party, Berwind Property Group, a Pennsylvania corporation. The Partnership and the purchaser have agreed to reduce the sale price to $19,575,000 and to extend the closing date from January 23, 1997 to February 5, 1997. The purchaser has the right to further extend the closing date to March 7, 1997 upon written notice to the Partnership and the deposit of an additional $100,000 in earnest money.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the 8280 Greensboro Drive Office Building, McLean, Virginia.

          (99) (a) First Amendment to Agreement of Sale relating to the sale of the GSB Office Building, Bala Cynwyd, Pennsylvania.

               (b) Second Amendment to Agreement of Sale relating to the sale of the GSB Office Building, Bala Cynwyd, Pennsylvania.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR EQUITY PENSION INVESTORS-I

                         By: Balcor Equity Partners-I, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              ------------------------------------
                                   Jerry M. Ogle, Vice President
                                   and Secretary

Dated:  January 16, 1997
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